UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
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NAVISITE, INC.
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Email from R. Brooks Borcherding, President and Chief Executive Officer of NaviSite, Inc. to all employees of NaviSite, Inc., dated April 5, 2011:
NaviSite,
At the moment I’m in the UK for the week to visit customers, analysts and spend time with the NaviSite UK team. It’s an exciting time for NaviSite in the UK as we’ve launched the UK Cloud project and will soon have the 3rd NaviCloud node in production. Similar to the rest of the company, our innovative enterprise-class cloud offering is accelerating our transformation in the UK; leading to new customer engagements and strategic partnerships that will dramatically increase our market presence and scale outside the USA.
I also wanted to take this opportunity to update you on our progress with Time Warner Cable. As you may be aware, the shareholder meeting has been scheduled for the morning of April 20th when we hope to receive shareholder approval for the sale. If approved, we expect that we will then close the sale and formally become part of Time Warner Cable on Thursday, April 21st. I remain extremely enthusiastic about this new opportunity for NaviSite and all our employees as we will move forward with the backing of a strong Fortune 500 company. Personally I’ve had the opportunity to spend significant time with the Time Warner Cable executive team and continue to be incredibly impressed by the people, the culture and their sincere desire to implement a successful merger of our two companies. Their intention is simply to maintain our existing strategy and structure but invest in our innovation and people to accelerate our success!
The integration teams from both companies are now fully engaged and focused on the critical tasks leading up to Day One to ensure NaviSite is best poised to accelerate our success going forward as part of the Time Warner Cable family. I appreciate that everyone has questions around the details and what to expect over the coming weeks leading to and following the close. We expect to have a comprehensive FAQ from Time Warner Cable distributed in the coming days that will address many of the common questions and concerns. We will also be scheduling another all-hands call in the near future to continue our communications and provide updates on our overall business.
As always, please don’t hesitate to reach out to me or anyone on the leadership team with your thoughts, questions, or concerns.
All the best,
R. Brooks Borcherding
President & Chief Executive Officer
NaviSite
Work: 978.946.8606
Cell: 203.979.9980
bborcherding@navisite.com
Additional Information and Where to Find It
This filing relates to the proposed merger pursuant to the terms of that certain Agreement and Plan of Merger (the “Agreement”) dated February 1, 2011 by and among NaviSite, Inc. (“NaviSite”), Time Warner Cable Inc. (“TWC”) and Avatar Merger Sub Inc. (“Merger Sub”). On March 23, 2011, NaviSite filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other relevant materials in connection with the Agreement and the proposed merger (the “Merger”) with Merger Sub, pursuant to which NaviSite would be acquired by TWC. The proxy statement contains important information about the proposed Merger and related matters. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, INVESTORS AND STOCKHOLDERS OF NAVISITE ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by NaviSite with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from NaviSite by contacting NaviSite at NaviSite, Inc., Attention: Investor Relations, 400 Minuteman Road, Andover, MA 01810 or by telephone at (978) 682-8300.
Participants in the Solicitation
NaviSite and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NaviSite’s stockholders in connection with the Merger. Information about NaviSite’s directors and executive officers is set forth in NaviSite’s proxy statement on Schedule 14A, as amended, filed with the SEC on March 23, 2011 and NaviSite’s Annual Report on Form 10-K filed with the SEC on October 22, 2010. These documents are available free of charge at the SEC’s web site at www.sec.gov and from NaviSite by contacting NaviSite at NaviSite, Inc., Attention: Investor Relations, 400 Minuteman Road, Andover, MA 01810 or by telephone at (978) 682-8300. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that NaviSite intends to file with the SEC.
Safe Harbor Statement
This email contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements that reflect management’s expectations regarding future events are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These forward-looking statements include references to NaviSite’s announced transaction with TWC and Merger Sub. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond NaviSite’s ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to, uncertainties as to the timing of the Merger; uncertainties as to how many of NaviSite stockholders will tender their shares of Common Stock in the Merger; the possibility that competing offers will be made; the possibility that various closing conditions for the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; and other risks and uncertainties discussed in documents filed with the SEC by NaviSite and the solicitation/recommendation statement and proxy statement and other relevant materials to be filed by NaviSite. Although NaviSite believes the expectations reflected in the forward-looking statements are reasonable, NaviSite cannot guarantee future results, level of activity, performance or achievements. Moreover, neither NaviSite nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. NaviSite does not undertake any responsibility to update any of these forward-looking statements to conform its prior statements to actual results or revised expectations, except as expressly required by law.